Q1 2016 Earnings Presentation May 5, 2016 Mike Petters President and CEO Chris Kastner Corporate Vice President, Business Management and CFO Exhibit 99.2

2 Safe Harbor Statement 2 Statements in this presentation, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to obtain new contracts, estimate our future contract costs and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural disasters; adverse economic conditions in the United States and globally; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.

3 Q1 2016 Highlights 3 * Non-GAAP measures. See appendix for definition and reconciliation.. Revenues of $1.76 billion, up 12.3% YoY Diluted EPS was $2.87, compared to $1.79 in Q1 2015  Segment operating margin* was 9.4%, compared to 8.2% in Q1 2015  Total operating margin was 11.2%, compared to 9.9% in Q1 2015 Cash from operations was $54 million and free cash flow* was $17 million  Total backlog at the end of the quarter was $21.3 billion o New contract awards in the quarter totaled $1.0 billion

4 Q1 2016 Consolidated Results 4 $1,570 $1,763 $1,000 $1,150 $1,300 $1,450 $1,600 $1,750 $1,900 Q1 2015 Q1 2016 ($ in m illi on s) Consolidated Revenues $156 $198 $— $50 $100 $150 $200 $250 Q1 2015 Q1 2016 ($ in m illi on s) Op rating Income 9.9% 11.2% —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0 % Q1 2015 Q1 2016 Operating Margin $1.79 $2.87 $1.42 $2.38 $— $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 Q1 2015 Q1 2016 Diluted EPS GAAP Adjusted* * Non-GAAP measures. See appendix for definition and reconciliation..

5 Q1 2016 Ingalls Shipbuilding Results 5 $469 $586 $— $100 $200 $300 $400 $500 $600 $700 Q1 2015 Q1 2016 ($ in m illi on s) Revenues $45 $82 $— $15 $30 $45 $60 $75 $90 Q1 2015 Q1 2016 ($ in m illi on s) Operating Income 9.6% 14.0% —% 3.0% 6.0% 9.0% 12.0% 15.0 % Q1 2015 Q1 2016 Operating Margin  Ingalls revenues up ~25% YoY due to increased volumes on DDG and LPD programs.  Operating income and margin up YoY due to performance improvement and higher risk retirement on LPD and DDG Programs.

6 Q1 2016 Newport News Shipbuilding Results 6 $1,061 $1,153 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 Q1 2015 Q1 2016 ($ in m illi on s) Revenues $93 $89 $50 $60 $70 8 $90 $100 Q1 2015 Q1 2016 ($ in m illi on s) Operating Income 8.8% 7.7% —% 2.0% 4.0% 6.0% 8.0% 10.0 % Q1 2015 Q1 2016 Operating Margin  Newport News revenues up ~9% YoY due to the resolution of changes to a commercial Energy contract and increased volume on Submarines.  Operating income and margin down YoY due to lower risk retirement on the VCS program and lower performance on CVN- 78.

7 Q1 2016 Other Segment Results 7 $40 $24 $— $10 $20 $30 $40 $50 Q1 2015 Q1 2016 ($ in m illi on s) Revenues $(10) $(5) $(15) $(10) $(5) $— $5 ($ in m illi on s) Operating Income (25.0)% (20.8)% (30.0)% (20.0)% (10.0)% —% 10.0 % Operating Margin Q1 2015 Q1 2016 Q1 2016 Q1 2015  Other segment revenues down 40% YoY due to continued decline in oil and gas services.  Operating loss down YoY due to lower restructuring cost in the quarter compared to restructuring costs taken in Q1 2015.

8 8 Appendix

9 Non-GAAP Measures Definitions 9 We make reference to “segment operating income,” “segment operating margin,” “adjusted net earnings,” and “adjusted diluted earnings per share." Segment operating income is defined as total operating income before the FAS/CAS Adjustment and deferred state income taxes. Segment operating margin is defined as segment operating income as a percentage of sales and service revenues. Adjusted net earnings is defined as net earnings adjusted for the tax-effected FAS/CAS Adjustment. Adjusted diluted earnings per share is defined as adjusted net earnings divided by the weighted-average diluted common shares outstanding. We internally manage our operations by reference to "segment operating income" and "segment operating margin," which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income and segment operating margin in addition to, and not as alternatives for, total operating income and total operating margin or any other performance measure presented in accordance with GAAP. They are measures that we use to evaluate our core operating performance. We believe that segment operating income and segment operating margin reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income and segment operating margin may not be comparable to similarly titled measures of other companies. Adjusted net earnings and adjusted diluted earnings per share are not measures recognized under GAAP. They should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. We believe these measures are useful to investors because they normalize our operating performance by excluding non-recurring items or items that do not reflect our core operating performance. They may not be comparable to similarly titled measures of other companies.

10 Reconciliation – Segment Operating Income & Segment Operating Margin 10 ($ in millions) 2016 2015 Sales and Service Revenues Ingalls revenues 586$ 469$ Newport News revenues 1,153 1,061 Other revenues 24 40 Total Sales and Service Revenues 1,763 1,570 Segment Operating Income Ingalls 82 45 As a percentage of Ingalls revenues 14.0% 9.6 % Newport News 89 93 As a percentage of Newport News revenues 7.7% 8.8 % Other (5) (10) As a percentage of Other revenues (20.8)% (25.0)% Total Segment Operating Income 166 128 As a percentage of total revenues 9.4% 8.2 % Non-segment factors affecting operating income: FAS/CAS Adjustment 35 27 Deferred state income taxes (3) 1 Total Operating Income 198 156 Interest expense (19) (23) Other, net (2) — Federal income taxes (41) (46) Net Earnings 136$ 87$ Three Months Ended March 31

11 Reconciliation – Adjusted Net Earnings & Adjusted Diluted EPS 11 ($ in millions, except per share amounts) 2016 2015 $ Change % Change Adjusted Net Earnings Net Earnings 136$ 87$ 49$ 56.3 % Adjustment for FAS/CAS Adjustment1 (23) (18) (5) 27.8 % Adjusted Net Earnings 113 69 44 63.8 % Weighted-Average Diluted Shares Outstanding 47.4 48.7 Adjusted Diluted EPS Diluted earnings per share 2.87$ 1.79$ 1.08$ 60.3 % After-tax FAS/CAS Adjustment per share (0.49) (0.37) (0.12) 32.4 % Adjusted Diluted EPS 2.38$ 1.42$ 0.96$ 67.6% 1 Tax effected at 35% federal statutory tax rate. Three Months Ended March 31

12 Reconciliation – Free Cash Flow 12 ($ in millions) 2016 2015 Free cash flow Net cash provided by (used in) operating activities 54 10 Less: Capital expenditures (37) (20) Free cash flow 17 (10) Three Months Ended March 31